J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Equity Focus ETF

(the “Fund”)

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated March 30, 2026

to the current Summary Prospectus and Prospectus, as supplemented

Effective March 31, 2026 (the “Effective Date”), the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectuses and Prospectuses is hereby deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Felise L. Agranoff	2023	Managing Director
Jack Caffrey	2024	Managing Director
Graham Spence	2025	Executive Director

Ms. Agranoff also was the predecessor fund’s portfolio manager since 2022.

In addition, on the Effective Date, the “The Funds’ Management and Administration — The Portfolio Managers — Equity Focus ETF” section of the Fund’s Prospectuses is hereby deleted in its entirety and replaced with the following:

Equity Focus ETF

The portfolio management team is led by Felise L. Agranoff, Managing Director of JPMIM and a CFA charterholder, and Jack Caffrey, Managing Director of JPMIM and a CFA charterholder. Graham Spence, Executive Director of JPMIM, is also a listed portfolio manager. Ms. Agranoff is primarily responsible for the Fund’s growth investments, while Mr. Caffrey and Mr. Spence are primarily responsible for the Fund’s value investments.

Ms. Agranoff has been a portfolio manager since 2015 and a research analyst in the firm’s U.S. Equity Group since 2004. Mr. Caffrey has been a portfolio manager for JPMIM or its affiliates since 2010 and was a Private Bank Equity Strategist prior to that time. Mr. Spence has been a portfolio manager since 2020 and a research analyst in the firm’s U.S. Equity group since 2013.

Ms. Agranoff also was the predecessor fund’s portfolio manager since 2022.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE

SUP-CONVEQETF-326